                                                                    EXHIBIT 99.2

                  HCC Insurance Holdings, Inc. and Subsidiaries

                                    ---------

                      Consolidated Statements of Cash Flows

                                 (In thousands)

                                    --------


                                                            For the years ended December 31,
                                                                2001                2000
                                                            -------------      -------------
                                                             (unaudited)
Cash flows from operating activities:
  Net earnings                                               $     30,197      $     55,468
  Adjustments to reconcile net earnings to net
    cash provided by operating activities:
    Change in premium, claims and other receivables               (33,976)           30,501
    Change in reinsurance recoverables                           (191,552)          (52,007)
    Change in ceded unearned premium                               28,254            19,188
    Change in loss and loss adjustment expense payable            262,056            72,311
    Change in reinsurance balances payable                        (29,837)           17,052
    Change in unearned premium                                     (1,676)            2,689
    Change in premium and claims payable, net of
      restricted cash                                              22,530           (20,727)
    Gains on sales of other operating investments                  (8,171)           (5,739)
    Depreciation, amortization and impairments                     34,926            19,908
    Other, net                                                     (7,011)             (820)
                                                             ------------      ------------

      Cash provided by operating activities                       105,740           137,824

Cash flows from investing activities:
  Sales of fixed income securities                                140,763           137,175
  Maturity or call of fixed income securities                      45,754            34,341
  Sales of equity securities                                       22,859             7,969
  Dispositions of other operating investments                      19,965            27,803
  Change in short-term investments                                (43,986)          (69,400)
  Cash paid for companies acquired, net of cash received          (95,952)           (8,909)
  Cost of investments acquired                                   (310,377)         (244,586)
  Purchase of property and equipment and other                    (12,283)           (9,535)
                                                             ------------      ------------

      Cash used by investing activities                          (233,257)         (125,142)

Cash flows from financing activities:
  Proceeds from notes payable, net of costs                       174,058            26,700
  Sale of common stock, net of costs                              192,831            17,235
  Payments on notes payable                                      (222,116)          (57,042)
  Dividends paid                                                  (14,356)          (12,409)
                                                             ------------      ------------

      Cash provided (used) by financing activities                130,417           (25,516)
                                                             ------------      ------------

      Net change in cash                                            2,900           (12,834)


      Cash as of beginning of year                                 13,991            26,825
                                                             ------------      ------------

      CASH AS OF  END OF YEAR                                $     16,891      $     13,991
                                                             ============      ============

                          HCC INSURANCE HOLDINGS, INC.
                            INSURANCE COMPANY PREMIUM
                                DECEMBER 31, 2001
                                ($ IN THOUSANDS)


                                4TH QTR          4TH QTR            CHANGE
                                  2001             2000                %
                              ------------     ------------      ------------
GROSS WRITTEN

Life, Accident & Health       $    154,533     $    148,309                 4
Aviation                            60,892           47,810                27
Marine, Energy & Property           17,243           10,035                72
Miscellaneous                        4,317           15,038               (71)
                              ------------     ------------      ------------
                                   236,985          221,192                 7%


Discontinued                         6,483           32,783
                              ------------     ------------

                              $    243,468     $    253,975
                              ============     ============


NET WRITTEN


Life, Accident & Health       $     49,201     $     35,206                40
Aviation                            30,789           23,480                31
Marine, Energy & Property           11,844            2,920               306
Miscellaneous                        4,315              810               433
                              ------------     ------------      ------------
                                    96,149           62,416                54%

Discontinued                         5,545            6,618
                              ------------     ------------

                              $    101,694     $     69,034
                              ============     ============



NET EARNED PREMIUM


Life, Accident & Health       $     48,819     $     37,156                31
Aviation                            25,702           19,284                33
Marine, Energy & Property            8,108            2,455               230
Miscellaneous                        4,293              810               430
                              ------------     ------------      ------------
                                    86,922           59,705                46%


Discontinued                         6,785            6,653
                              ------------     ------------

                              $     93,707     $     66,358
                              ============     ============

                          HCC INSURANCE HOLDINGS, INC.
                            INSURANCE COMPANY PREMIUM
                                DECEMBER 31, 2001
                                ($ IN THOUSANDS)


                                FULL YEAR        FULL YEAR           CHANGE
                                   2001             2000                %
                               ------------     ------------      ------------
GROSS WRITTEN

Life, Accident & Health        $    629,228     $    546,702                15
Aviation                            198,015          191,089                 4
Marine, Energy, & Property           83,068           64,352                29
Miscellaneous                        15,602           29,281               (47)
                               ------------     ------------      ------------
                                    925,913          831,424                11%


Discontinued                         84,162          136,033
                               ------------     ------------

                               $  1,010,075     $    967,457
                               ============     ============


NET WRITTEN


Life, Accident & Health        $    188,580     $    148,100                27
Aviation                             98,249           79,794                23
Marine, Energy, & Property           34,750           16,256               114
Miscellaneous                        14,390           14,552                (1)
                               ------------     ------------      ------------
                                    335,969          258,702                30%

Discontinued                         36,989           25,086
                               ------------     ------------
                               $    372,958     $    283,788
                               ============     ============


NET EARNED PREMIUM

Life, Accident & Health        $    186,188          148,039                26
Aviation                             91,377           73,695                24
Marine, Energy, & Property           23,748           10,163               134
Miscellaneous                        15,124           14,552                 4
                               ------------     ------------      ------------
                                    316,437          246,449                28%

Discontinued                         26,350           21,198
                               ------------     ------------
                               $    342,787     $    267,647
                               ============     ============

                          HCC INSURANCE HOLDINGS, INC.
                            INSURANCE COMPANY PREMIUM
                                DECEMBER 31, 2001
                                ($ IN THOUSANDS)



                               FULL YEAR        FULL YEAR        FULL YEAR
                                  2001             2000             1999
                              ------------     ------------     ------------
GROSS WRITTEN

Life, Accident & Health       $    629,228     $    546,702     $    217,659
Aviation                           198,015          191,089          210,029
Marine, Energy & Property           83,068           64,352           82,003
Miscellaneous                       15,602           29,281           17,962
                              ------------     ------------     ------------
                                   925,913          831,424          527,653

Discontinued                        84,162          136,033           40,678
                              ------------     ------------     ------------
                              $  1,010,075     $    967,457     $    568,331
                              ============     ============     ============


NET WRITTEN

Life, Accident & Health       $    188,580     $    148,100     $     48,899
Aviation                            98,249           79,794           68,513
Marine, Energy & Property           34,750           16,256            9,561
Miscellaneous                       14,390           14,552            8,730
                              ------------     ------------     ------------
                                   335,969          258,702          135,703

Discontinued                        36,989           25,086            4,221
                              ------------     ------------     ------------
                              $    372,958     $    283,788     $    139,924
                              ============     ============     ============


NET EARNED PREMIUM


Life, Accident & Health       $    186,188          148,039           50,919
Aviation                            91,377           73,695           62,784
Marine, Energy & Property           23,748           10,163           12,779
Miscellaneous                       15,124           14,552            9,072
                              ------------     ------------     ------------
                                   316,437          246,449          135,554

Discontinued                        26,350           21,198            5,808
                              ------------     ------------     ------------
                              $    342,787     $    267,647     $    141,362
                              ============     ============     ============

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                                 NET LOSS RATIOS
                                DECEMBER 31, 2001
                                ($ IN THOUSANDS)


                                     Full Year 2001                     Full Year 2000                     Full Year 1999
                              -----------------------------      -----------------------------      -----------------------------
                               Net Earned         Loss            Net Earned          Loss           Net Earned          Loss
Line of Business                 Premium           Ratio            Premium           Ratio            Premium           Ratio
-------------------------     ------------     ------------      ------------     ------------      ------------     ------------
Life, Accident & Health       $    186,188               79%     $    148,039               76%     $     50,919               74%

Aviation                            91,377               63            73,695               70            62,784               76

Marine, Energy & Property           23,748               53            10,163               81            12,779              131

Miscellaneous                       15,124               73            14,552               41             9,072               70
                              ------------     ------------      ------------     ------------      ------------     ------------
                                   316,437               72           246,449               73           135,554               80

Discontinued                        26,350              150            21,198               91             5,808               17
                              ------------     ------------      ------------     ------------      ------------     ------------

Total                         $    342,787               78%     $    267,647               74%     $    141,362               78%
                              ============     ============      ============     ============      ============     ============